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                                                                   EXHIBIT 10.20


                             STOCK OPTION AGREEMENT
          (Nonstatutory Stock Option - 2002 Stock Plan for Associates)

      This STOCK OPTION AGREEMENT (this "AGREEMENT") is made to be effective as of _______________, 200__ (the "GRANT DATE"), by and between Abercrombie & Fitch Co., a Delaware corporation (the "COMPANY"), and ________________________ (the "OPTIONEE").

                                   WITNESSETH:

      WHEREAS, pursuant to the provisions of the 2002 Stock Plan for Associates of the COMPANY (the "PLAN"), the Compensation Committee (the "COMMITTEE") of the Board of Directors of the COMPANY administers the PLAN; and

      WHEREAS, the COMMITTEE has determined that an option to purchase _______ (___) shares of Class A Common Stock, $0.01 par value (the "SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this AGREEMENT;

      NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

      1. Grant of OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase ________________ (_________) SHARES of the COMPANY (subject to adjustment as provided in Section 3 of this AGREEMENT). The OPTION is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

      2. Terms and Conditions of the OPTION.

            (A) OPTION Price. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $_______ per share, which is the per share closing price of the SHARES of the COMPANY as reported on the New York Stock Exchange on the GRANT DATE, subject to adjustment as provided in Section 3 of this AGREEMENT.

            (B) Exercise of the OPTION. Except as provided under Sections 4 and 6 of this AGREEMENT, the OPTION may not be exercised until the first anniversary of the GRANT DATE, provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date. Thereafter, except as otherwise provided in this AGREEMENT, the OPTION may be exercised as follows:

                  (i) at any time after the first anniversary of the GRANT DATE, as to _____% of the SHARES subject to the OPTION (subject to adjustment as provided in Section 3 of this AGREEMENT), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date;

                  (ii) at any time after the second anniversary of the GRANT DATE, as to an additional _____% of the SHARES subject to the OPTION (subject to adjustment as
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provided in Section 3 of this AGREEMENT), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date;

                  (iii) at any time after the third anniversary of the GRANT DATE, as to an additional ____% of the SHARES subject to the OPTION (subject to adjustment as provided in Section 3 of this AGREEMENT), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date; and

                  (iv) at any time after the fourth anniversary of the GRANT DATE, as to an additional ____% of the SHARES subject to the OPTION (subject to adjustment as provided in Section 3 of this AGREEMENT), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date.

      Subject to the other provisions of this AGREEMENT, if the OPTION becomes vested and exercisable as to certain SHARES, it shall remain exercisable as to those SHARES until the date of expiration of the OPTION term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this AGREEMENT), accelerate the vesting and exercisability of the OPTION.

      The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY or any of its subsidiaries or interfere with or limit in any way the right of the COMPANY or any of its subsidiaries to modify the terms of or terminate the employment of the OPTIONEE at any time in accordance with applicable law and the COMPANY's or the subsidiary's governing corporate documents.

            (C) OPTION Term. The OPTION shall in no event be exercisable after the expiration of ten years from the GRANT DATE.

            (D) Method of Exercise. The OPTION may be exercised by giving written notice of exercise to the COMMITTEE, in care of the Human Resources Department of the COMPANY, stating the number of SHARES subject to the OPTION in respect of which the OPTION is being exercised. Payment for all such SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including certified check). Payment for such SHARES may also be made (i) by tender of SHARES of the COMPANY already owned by the OPTIONEE for at least six months (either by actual delivery of the already-owned SHARES or by attestation) and having a fair market value (based on the closing sale price of the SHARES as reported on the New York Stock Exchange or, if the SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the PLAN) on the date of tender equal to the OPTION PRICE or (ii) by a combination of the delivery of cash and the tender of already-owned SHARES. After payment in full for the SHARES purchased under the OPTION has been made, the COMPANY shall take all such actions as are necessary to deliver an appropriate certificate or other evidence of ownership representing the SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

            (E) Tax Withholding. The COMPANY shall have the right to require the OPTIONEE to remit to the COMPANY an amount sufficient to satisfy any applicable federal, state

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and local tax withholding requirements in respect of the exercise of the OPTION. These tax withholding requirements may be satisfied in one of several ways, including:

                  (i) The OPTIONEE may give the COMPANY cash equal to the amount required to be withheld or tender SHARES of the COMPANY already owned by the OPTIONEE for at least six months by actual delivery of the already-owned SHARES and having a fair market value (based on the closing sale price of the SHARES as reported on the New York Stock Exchange or, if the SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the PLAN) on the exercise date equal to the amount required to be withheld; or

                  (ii) The COMPANY may withhold SHARES otherwise issuable upon exercise of the OPTION having a fair market value (based on the closing sale price of the SHARES as reported on the New York Stock Exchange or, if the SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the PLAN) on the exercise date equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws).

      3. Adjustments and Changes in the SHARES.

            (A) If there is a change in the outstanding SHARES of the COMPANY by reason of a stock dividend, stock split, recapitalization, extraordinary dividend, merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change, the COMMITTEE shall appropriately adjust the number of SHARES subject to the OPTION as well as the OPTION PRICE and any other factors, limits or terms of the OPTION as may be necessary to reflect such event. Fractional SHARES resulting from any adjustment in the OPTION pursuant to this Section 3(A) shall be rounded down to the nearest whole number of SHARES.

            (B) Notice of any adjustment pursuant to this Section 3 shall be given by the COMPANY to the OPTIONEE.

      4. Acceleration of OPTION. Upon the occurrence of a "Change of Control" (as such term is defined in the PLAN), the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately vested and exercisable in full.

      5. Non-Transferability of OPTION. The OPTION may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of by the OPTIONEE otherwise than by will or the laws of descent and distribution, and during the OPTIONEE's lifetime, the OPTION may be exercised only by the OPTIONEE or by the OPTIONEE's guardian or legal representative. Notwithstanding the foregoing, the OPTION may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the CODE or any successor provision.

      6. Exercise After Termination of Employment.

            (A) Except as the COMMITTEE may at any time provide, if the employment of the OPTIONEE with the COMPANY and its subsidiaries is terminated for any reason other than

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death or total disability, the OPTION may be exercised (to the extent that the
OPTIONEE was entitled to do so on the date of the termination of the OPTIONEE's employment) at any time within three months after such termination of employment, subject to the provisions of Section 2(C) of this AGREEMENT.

            (B) If the OPTIONEE becomes "totally disabled" as defined in the PLAN, the OPTION shall become immediately vested and exercisable in full, and the OPTION may be exercised at any time during the first nine months that the OPTIONEE receives benefits under the Abercrombie & Fitch Co. Long-Term Disability Program, or any successor program, subject to the provisions of
Section 2(C) of this AGREEMENT.

            (C) If the OPTIONEE dies while employed by the COMPANY or one of its subsidiaries or within three months after the termination of such employment, the OPTION shall become immediately vested and exercisable in full by the OPTIONEE's estate or by the person who acquires the right to exercise the OPTION upon the OPTIONEE's death by bequest or inheritance. The OPTION may be exercised at any time within one year after the date of the OPTIONEE's death, or such other period as the COMMITTEE may at any time provide, subject to the provisions of Section 2(C) of this AGREEMENT.

      7. Restrictions on Transfers of SHARES. Anything contained in this AGREEMENT or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the SHARES in compliance with applicable laws, rules and regulations. SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable laws, rules and regulations.

      8. Rights of the OPTIONEE as a Stockholder. The OPTIONEE shall have no rights as a stockholder of the COMPANY with respect to any SHARES of the COMPANY covered by the OPTION until the date of issuance to the OPTIONEE of a certificate or other evidence of ownership representing such SHARES.

      9. PLAN as Controlling. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling. The OPTIONEE acknowledges receipt of a copy of the PLAN and of the Prospectus related to the PLAN.

      10. Governing Law. To the extent not preempted by federal law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware.

      11. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this AGREEMENT shall be cumulative and, except as expressly

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provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

      12. Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.

      13. Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

      14. Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

      15. Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. No change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.

      16. Successors and Assigns of the COMPANY. This AGREEMENT shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

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      IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and the OPTIONEE has executed this AGREEMENT, in each case effective as of the GRANT DATE.

                                               COMPANY:

                                               ABERCROMBIE & FITCH CO.

                                               By: _____________________________

                                               Its: ____________________________

                                               Title: __________________________

                                               OPTIONEE:

                                               _________________________________
                                               Printed Name: ___________________

                                               Address:

                                               _________________________________

                                               _________________________________

                                               _________________________________

                                               Social Security Number: _________

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